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EXHIBIT 10.21

EXECUTION COPY

MASTER LOAN PURCHASE AGREEMENT SUPPLEMENT
TERMINATION AGREEMENT

        This MASTER LOAN PURCHASE AGREEMENT SUPPLEMENT TERMINATION AGREEMENT (this "Termination Agreement"), dated as of July 17, 2003, is made by and between EFI DEVELOPMENT FUNDING, INC., a Delaware corporation ("EFI"), and SIERRA DEPOSIT COMPANY, LLC, a Delaware limited liability company ("Sierra").

RECITALS

        WHEREAS, EFI and Sierra entered into the Master Loan Purchase Agreement (the "Purchase Agreement"), dated as of August 29, 2002, and the Series 2002-1 Supplement to the Master Loan Purchase Agreement (the "PA Supplement"), dated as of August 29, 2002, to effect the sale of such Loans by EFI to Sierra;

        WHEREAS, as of the date hereof, EFI has not sold any Loans to Sierra under the Purchase Agreement or the PA Supplement;

        WHEREAS, as of the date hereof, EFI and Sierra intend that no Loans will be sold to Sierra by EFI and desire to terminate the PA Supplement;

        NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties agree as follows:

ARTICLE I

TERMINATION

        Section 1.01.    Termination.    On and as of the date hereof, the parties to the PA Supplement hereby agree to terminate and hereby do terminate the PA Supplement as of the date hereof and release each other from any and all obligations thereunder.

ARTICLE II

MISCELLANEOUS PROVISIONS

        Section 2.01.    Definitions.    All terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Purchase Agreement or the PA Supplement, as applicable.

        Section 2.02.    Counterparts.    This Termination Agreement may be executed in any number of counterparts, all such counterparts together constituting but one and the same instrument.

        Section 2.03.    Governing Law.    THIS TERMINATION AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Termination Agreement as of the 17th of July, 2003.

EFI DEVELOPMENT FUNDING, INC.
By:	/s/ LISA M. HENSON
	Name:	Lisa M. Henson
	Title:	Vice President
SIERRA DEPOSIT COMPANY, LLC,
By:	/s/ JOHN COLE
	Name:	John Cole
	Title:	President and Treasurer

QuickLinks

  EXHIBIT 10.21
MASTER LOAN PURCHASE AGREEMENT SUPPLEMENT TERMINATION AGREEMENT
RECITALS
ARTICLE I TERMINATION
ARTICLE II MISCELLANEOUS PROVISIONS